-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

-------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


-------------------------------------------------------------------------------

         Date of Report (Date of earliest event reported): July 12, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------

  Indiana                        000-21642                    35-1617970
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation)                                     Identification Number)


-------------------------------------------------------------------------------

                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

-------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. has appointed Byron F. Johnson Chairman of ATA Holdings Corp.'s Audit Committee.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated July 12, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATA Holdings Corp.

Date: July 12, 2004                    By: /s/ Gilbert F. Viets
                                               ----------------

                                       Name: Gilbert F. Viets
                                       Title: Executive Vice President & Chief
                                       Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated July 12, 2004

NEWS RELEASE


                        Members of the Media Call: Angela Thomas (317) 240-7518
                                                    media.inquiries@iflyata.com
                   Roxanne Butler, Investor Relations Specialist (877) 834-0606
                                                 investor.relations@iflyata.com


             Byron F. Johnson Named Chairman of ATA Holdings Corp.'s
                                 Audit Committee

INDIANAPOLIS, July 12, 2004 - ATA Holdings Corp., parent company of ATA (ATA Airlines, Inc., Nasdaq: ATAH), today announced that Byron F. Johnson has been named Chairman of the Audit Committee of the Company's Board of Directors. Johnson will replace Gilbert F. Viets who resigned from this position on June 28 to assume the position of Chief Financial Officer for the Company. Viets remains on the Board.

"I know of no one more capable to replace Gil in this position than Byron Johnson. His extensive knowledge and experience with regulated industries, combined with 38 years of accounting expertise, makes him a true asset to our Board," said George Mikelsons, ATA Chairman and CEO. "Byron is primed to step into this important leadership role, and I am fully confident that he will represent ATA and its shareholders' interests benevolently."

"I am pleased to represent the shareholders by serving on ATA's Board," said Johnson. "Admittedly, there is much work to be done. However, I am confident that George and his team will continue to successfully navigate ATA through these turbulent times. I feel honored to be a member of such a high-spirited and hard-working team."

Johnson's appointment as Chairman of the Audit Committee follows an accomplished career in accounting, where he worked for Arthur Andersen L.L.P. for 38 years. He served as Director of the firm's Utility Industry Program for the Central Region of the U.S. for many years as well as the Director of the firm's Airline Industry Program. Additionally, he had overall responsibility for several well-known public companies in the regulated utility and airline industries and participated on American Institute of Certified Public Accountants (AICPA) committees supporting the development of appropriate accounting and financial reporting initiatives in the utility and airline industries. He became a Retired Partner in April, 2000.

A Certified Public Accountant, Johnson graduated from Iowa Wesleyan College in Mount Pleasant, Iowa in 1962 where he continues on the Board of Trustees after serving eighteen years as Chairman of the Board. He served in the U.S. Marine Corps Reserve from 1963 to 1969.

Johnson currently performs consulting services on a limited basis and assists in various local community projects. He and his wife, Gloria, have two children.

ATA is the nation's 10th largest airline and operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 45 business and vacation destinations. For more information about the Company, visit the website at www.ata.com.

                                    ###